                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the use in this Amendment No. 1 to Registration Statement of Ultrafem, Inc. on Form S-1 (File No. 333-11995) of our report dated August 12, 1996 (August 27, 1996 as to Note 12), appearing in the Prospectus, which is part of this Registration Statement.


    We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP



New York, New York
October 21, 1996